FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 2, 2026 (this “First Amendment”), is entered into among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), the other Guarantors party hereto, JEFFERIES FINANCE LLC, as Administrative Agent, the Consenting Lenders (as defined below) party hereto and the Purchasing Term Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties party thereto have entered into that certain Credit Agreement, dated as of September 18, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the First Amendment, the “Credit Agreement”).

WHEREAS, the Borrowers and the Consenting Lenders desire to amend the Existing Credit Agreement on the terms set forth in Section 2 hereof and the Purchasing Term Lender consents to such amendments and desires to assume the rights and obligations of the First Amendment Non-Consenting Lenders (as defined below) under the Credit Agreement, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 6 hereof.
WHEREAS, each Lender holding Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a consent in substantially the form attached hereto as Exhibit A (a “Consent”) will be deemed to have entered into this First Amendment and agreed to the amendments to the Existing Credit Agreement provided for herein on the terms set forth herein and subject to the conditions set forth herein (the “Consenting Lenders”);
WHEREAS, each Existing Term Lender that does not execute a Consent will be deemed not to have agreed to the amendments to the Existing Credit Agreement provided for herein and, so long as the Consenting Lenders constitute the Required Lenders and the Required Facility Lenders with respect to the Term Loans under the Existing Credit Agreement, shall constitute a “Non-Consenting Lender” under the Existing Credit Agreement (each such Lender, a “First Amendment Non-Consenting Lender”), and the Term Loans of each First Amendment Non-Consenting Lender shall be subject to the mandatory assignment provisions of Section 3.07 of the Existing Credit Agreement and the assignments thereof effected pursuant to Section 11.07 of the Existing Credit Agreement (including Section 11.07(b)(iii) thereof);
WHEREAS, Jefferies Finance LLC (the “Purchasing Term Lender”), or its designee, has agreed to purchase at par on the First Amendment Effective Date (as defined below) all Term Loans held by First Amendment Non-Consenting Lenders and all Term Loans held by each Consenting Lender that elects “Consent and Post-Close Settle” in its Consent (each, a “Post-Close Settlement Consenting Lender”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1.RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this First Amendment, including the terms defined in the preamble and recitals hereto.
SECTION 2.AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended on the First Amendment Effective Date as follows:
(a)Paragraph (c) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as the follows:
“with respect to the Initial Term Loans, a percentage per annum equal to (i) for Term SOFR Loans, 2.50% and (ii) for Base Rate Loans, 1.50%; provided that from and after the third Business Day after the date on which the Administrative Agent shall have received written notice of a Qualifying Ratings Change, the “Applicable Rate” for Initial Term Loans shall be reduced by 0.25% per annum.”
(b)The definition of “Interest Payment Date” in Section 1.01 of the Existing Credit Agreement is amended by adding the following sentence at the end thereof:
“In addition, the First Amendment Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest on all Term Loans (as such term would be defined prior to giving effect to the First Amendment) up to but excluding the First Amendment Effective Date (the “First Amendment Accrued Interest”).”
(c)Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
““First Amendment” means that certain First Amendment, dated as of June 2, 2026, by and among the Administrative Agent, the Borrowers, the other parties party thereto and the Purchasing Term Lender (as defined therein).”
““First Amendment Accrued Interest” has the meaning assigned to such term in the definition of Interest Payment Date.”
““First Amendment Effective Date” means June 2, 2026.”
(d)Section 2.11(e) of the Existing Credit Agreement is hereby amended by replacing the text “Closing Date” with the text “First Amendment Effective Date” in each instance in which such text appears.
SECTION 3.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment and (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 4.REPRESENTATIONS & WARRANTIES. The Borrowers hereby represent and warrant to the Consenting Lenders, the Administrative Agent and the Purchasing Term Lender on and as of the First Amendment Effective Date, that:
(a)No Default or Event of Default. No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or would result after giving effect to the transactions contemplated to be made on the First Amendment Effective Date pursuant to this First Amendment.
(b)Credit Agreement and Loan Document Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
SECTION 5.ASSIGNMENTS; REALLOCATIONS OF LOANS AND COMMITMENTS.
(a)The Borrowers hereby elect, pursuant to Section 3.07 of the Existing Credit Agreement, to require each First Amendment Non-Consenting Lender to assign all its respective interests, rights and obligations under the Existing Credit Agreement to the Purchasing Term Lender as of the First Amendment Effective Date.
(b)Pursuant to Section 5(a) hereof and Sections 3.07 and 11.07 of the Existing Credit Agreement, on the First Amendment Effective Date, each First Amendment Non-Consenting Lender shall, upon notice from the Administrative Agent (on behalf of the Borrowers) to such First Amendment Non-Consenting Lender, be deemed to have assigned and delegated its Term Loans to the Purchasing Term Lender, as assignee, at a purchase price equal to par (the “Purchase Price”). On and as of the First Amendment Effective Date, immediately after giving effect to the provisions of Section 5(a) hereof, the Purchasing Term Lender shall pay to each First Amendment Non-Consenting Lender an amount equal to its applicable outstanding Term Loans at the Purchase Price for such Term Loans. By receiving such Purchase Price for its Term Loans, any accrued and unpaid interest thereon and any applicable Other Amounts (as defined below), each First Amendment Non-Consenting Lender shall automatically be deemed to have assigned its Term Loans pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such First Amendment Non-Consenting Lender shall be required in connection therewith. Upon payment to a First Amendment Non-Consenting Lender of the Purchase Price for its Term Loans, any accrued and unpaid interest thereon and any applicable Other Amounts, such First Amendment Non- Consenting Lender shall automatically cease to be a Lender under the Credit Agreement.
(c)Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, the Purchasing Term Lender, as assignee, agrees to acquire by assignment from the First Amendment Non-Consenting Lenders, at the Purchase Price, Term Loans in an aggregate principal amount not to exceed the amount set forth on the Purchasing Term Lender’s signature page hereto.
(d)The Purchasing Term Lender, by delivering its signature page to this First Amendment and acquiring by assignment the Term Loans in accordance with this Section 5, shall be deemed to have acknowledged receipt of, and consented to and approved, this First Amendment and each other Loan Document required to be approved by any Lender on the First Amendment Effective Date.

(e)The Purchasing Term Lender hereby agrees to purchase, at par on the First Amendment Effective Date, the Term Loans of the Post-Close Settlement Consenting Lenders.
(f)The transactions described in this Section 5 will be deemed to satisfy the requirements of Section 3.07 and Section 11.07 of the Existing Credit Agreement in respect of the assignment of the Term Loans, and this First Amendment will be deemed to be an Assignment and Assumption with respect to such assignments. Without limiting the foregoing, the Borrowers and the Administrative Agent hereby each consent to the assignments of the Term Loans from the First Amendment Non-Consenting Lenders and the Post-Close Settlement Consenting Lenders to the Purchasing Term Lender on the First Amendment Effective Date and the assignment from the Purchasing Term Lender to the Post-Close Settlement Consenting Lenders on or following the First Amendment Effective Date.
(g)Each of the parties hereto hereby agrees that the Purchasing Term Lender shall have all the rights and obligations of a Lender under the Credit Agreement.
SECTION 6.CONDITIONS PRECEDENT. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied:
(a)Amendment Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:
(i)counterparts of this First Amendment executed by the Borrowers, Holdings, Holdings GP, each other Loan Party, the Purchasing Term Lender, the Administrative Agent and the Consenting Lenders;
(ii)(A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, and (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents to which it is a party or is to be a party on the First Amendment Effective Date;
(iii)an opinion from the following special counsel to the Loan Parties (or certain of the Loan Parties): (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law;
(iv)a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the First Amendment on the First Amendment Effective Date) of the Borrowers and their Subsidiaries (substantially in the form attached as Exhibit I to the Credit Agreement);

(v)a reaffirmation of the security interests granted pursuant to each Collateral Document by Evergreen AcqCo 2 Inc. and the Canadian Subsidiaries, signed by Evergreen AcqCo 2 Inc. and the Canadian Subsidiaries;
(b)Representations and Warranties. The representations and warranties in Section 4 hereof shall be true and correct as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. The Administrative Agent shall have received a customary closing certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date and signed by a Responsible Officer of the US Borrower, certifying the foregoing.
(c)Fees and Expenses. All fees and expenses required to be paid hereunder on the First Amendment Effective Date and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the First Amendment Effective Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash.
(d)KYC. The Purchasing Term Lender shall have received at least three Business Days prior to the First Amendment Effective Date (i) all documentation and other information about the Loan Parties required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least five (5) Business Days prior to the First Amendment Effective Date.
(e)Collateral and Guarantee Requirement. The Administrative Agent shall have received UCC, tax and judgment lien searches in respect of each Loan Party.
(f)Accrued Interest. The First Amendment Accrued Interest (as defined in the Credit Agreement) shall have been paid.
(g)Additional Conditions. The Borrowers shall have paid any accrued fees and any other amounts (other than the Purchase Price and without duplication of the First Amendment Accrued Interest paid pursuant to Section 6(f)) payable to the First Amendment Non-Consenting Lenders under the Loan Documents as of the First Amendment Effective Date (such amounts, the “Other Amounts”)
SECTION 7.    REAFFIRMATION.
By executing and delivering a copy hereof, (i) the Borrowers and each other Loan Party hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrowers and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as

Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, in each case after giving effect to this First Amendment.
SECTION 8.    JOINT LEAD ARRANGERS
The Borrower hereby appoints Jefferies Finance LLC, JPMorgan Chase Bank, N.A., KKR Capital Markets LLC, Wells Fargo Bank, National Association and PNC Capital Markets LLC as the joint lead arrangers for this First Amendment (in such capacity, each a “Lead Arranger” and collectively, the “Lead Arrangers”) in each case, in connection with this Amendment and the transactions and other activities completed herewith. The Joint Lead Arrangers shall have no right, power, obligation, liability, responsibility or duty under this Amendment other than those applicable to all Lenders as such. Without limiting the foregoing, the Joint Lead Arrangers so identified (i) shall not have or be deemed to have any fiduciary relationship with any Lender or Agent, and (ii) without limitation, shall obtain the benefit of all exculpation, expense reimbursement and indemnity provisions in favor of any Lender and/or Joint Lead Arrangers in the Credit Agreement and any other applicable Loan Document as if expressly named therein, mutatis mutandis, in connection with this Amendment and the transactions and other activities completed herewith. Each Agent and Lender party hereto acknowledges that it has not relied, and will not rely, on any of the Joint Lead Arrangers so identified in deciding to enter into this Amendment or in taking or not taking action hereunder.
SECTION 9.MISCELLANEOUS PROVISIONS.
(a)Amendments. No amendment or waiver of any provision of this First Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.
(b)Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(c)No Novation; Effect of this First Amendment. This First Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the First Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this First Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, Holdings GP or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this First Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This First Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This First Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. SECTIONS 11.15 (GOVERNING LAW) AND 11.16 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.
(e)Severability. Section 11.14 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(f)Counterparts; Effectiveness. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this First Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable Law.
(g)Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect
(h)Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment in or related to any document to be signed in connection with this First Amendment and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or Parts 2 and 3 of the Personal Information and Electronic Documents Act (Canada), the Electronic Transaction Act (British Columbia) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be, relating to the electronic execution of agreements; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

S-EVERGREEN HOLDING CORP.,
as Holdings

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chairman

EVERGREEN ACQCO GP LLC,
as Holdings GP

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

EVERGREEN ACQCO 1 LP,
as the US Borrower

By: Evergreen AcqCoGP LLC, its general partner

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE CANADA INC.,
as the Canadian Borrower

By: /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

EVERGREEN ACQCO 2 INC.

By: /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chairman

[Signature Page to First Amendment to Credit Agreement]

SAVERS RECYCLING, INC.

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

TVI, INC.

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE STORES

By: VALUE VILLAGE CANADA INC., its managing partner

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE RECYCLING, ULC

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE TRANSPORTATION, INC.

By:    /s/ Mark Walsh_______________________
Name: Mark Walsh
Title: Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

JEFFERIES FINANCE LLC, as Administrative Agent

By: /s/ Peter Cucchiara_________________________
Name: Peter Cucchiara
Title: Managing Director
[Signature Page to First Amendment to Credit Agreement]

JEFFERIES FINANCE LLC,
as Purchasing Term Lender

By: /s/ Peter Cucchiara________________________
Name: Peter Cucchiara
Title: Managing Director

Aggregate principal amount of Term Loans of First Amendment Non-Consenting Lenders purchased:
$165,827,863.32

[Signature Page to Second Amendment to Credit Agreement]

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Exhibit A
CONSENT TO FIRST AMENDMENT
This Consent is provided in connection with the First Amendment to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of September 18, 2025, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among EVERGREEN ACQCO 1 LP, a Delaware limited partnership, VALUE VILLAGE CANADA INC., a British Columbia corporation, S-EVERGREEN HOLDING CORP., a Delaware corporation, EVERGREEN ACQCO GP LLC, a Delaware limited liability company, JEFFERIES FINANCE LLC, as Administrative Agent, and the Lenders from time to time party thereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Existing Credit Agreement or the Amendment, as applicable.

Existing Term Lenders
Check the first or second box below:
Consent (Cashless Settlement):
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender and agrees to become a party thereto.
Consent and Assignment/Post-Close Settle:
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender, agrees to become a party to the Amendment and elects to have 100% of the outstanding principal amount of the Term Loans held by such Lender be purchased on the First Amendment Effective Date by the Purchasing Term Lender and agrees to purchase by assignment (and is hereby deemed to execute the Assignment and Assumption with respect to such assignment), from the Purchasing Term Lender, Term Loans in principal amount equal to the principal amount of such purchased Term Loan in accordance with the terms of the Existing Credit Agreement (or such lesser amount as notified and allocated to such Lender by Jefferies Finance LLC).
____________________________________
as a Lender (Name of Institution)

By: __________________________________
Name:
Title:

[If a second signature is necessary:

By: __________________________________
Name:

Title: ]

[Signature Page to Second Amendment to Credit Agreement]

AMERICAS 133519154 v3
AMERICAS 133519154 v6